PROMEDCO MANAGEMENT COMPANY
EXHIBIT 21

LIST OF SUBSIDIARIES


                                                                                             State of
             Subsidiary                                                                    Incorporation
Commonwealth Health Management Services, Inc............................................     Massachusetts
PHB Management Company, Inc.............................................................      Pennsylvania
PMC Medical Management, Inc.............................................................             Maine
ProMedCo of Abilene, Inc................................................................          Delaware
ProMedCo of Champaign, Inc..............................................................          Illinois
ProMedCo of Cullman, Inc................................................................           Alabama
ProMedCo of Denton, Inc.................................................................          Delaware
ProMedCo of Fort Myers, Inc.............................................................           Florida
ProMedCo of Lake Worth, Inc.............................................................          Delaware
ProMedCo of Mayfield, Inc...............................................................          Kentucky
ProMedCo of East Tennessee, Inc.........................................................         Tennessee
ProMedCo of Northern Nevada, Inc. ......................................................            Nevada
ProMedCo of Permian Basin, Inc..........................................................          Delaware
ProMedCo of Pinellas/Pasco, Inc.........................................................           Florida
ProMedCo of Sarasota, Inc...............................................................           Florida
ProMedCo of Southern Maryland, Inc......................................................          Maryland
ProMedCo of Southwest Florida, Inc......................................................           Florida
ProMedCo of Temple, Inc.................................................................          Delaware
ProMedCo of The Coastal Bend, Inc.......................................................          Delaware
ProMedCo of the Hudson Valley, Inc......................................................          Delaware
ProMedCo of Las Cruces, Inc.............................................................        New Mexico
ProMedCo of Palm Beach County, Inc......................................................           Florida
Mountain Meadows Health Systems, Inc....................................................            Nevada
TWC, Inc................................................................................        California
ProMedCo of West Texas, Inc.............................................................          Delaware
ProMedCo of Indiana, Inc................................................................           Indiana
ProMedCo of Flagstaff...................................................................           Arizona
PMC Regional Management Company, Inc....................................................     Massachusetts
ProMedCo of Columbus....................................................................           Georgia
Medical Office Services, Inc............................................................           Arizona
ProMedCo of Lake Tahoe, Inc.............................................................          Delaware
ProMedCo of Northern Arizona............................................................           Arizona
Capital District Health Care Alliance IPA, Inc..........................................          New York
Columbia-Greene Health Care Alliance IPA, Inc...........................................          New York
Dutchesa Health Care Alliance IPA, Inc..................................................          New York
Physicians Buying Alliance, Inc.........................................................          New York
Primergy II, Inc........................................................................          Delaware
Ulster Health Care Alliance IPA, Inc....................................................          New York
Orange-Sullivan Health Care Alliance IPA, Inc...........................................          New York
ProMedCo Physician Benefits Corporation.................................................         Tennessee
